Sonos Reports First Quarter Fiscal 2022 Results Increases Midpoint of Fiscal 2022 Outlook and Remains On Track to Achieve Fiscal 2024 Targets Santa Barbara, CA - February 9, 2022 - Sonos, Inc. (Nasdaq: SONO) today reported first quarter fiscal 2022 results. First Quarter 2022 Financial Highlights (unaudited) ● Revenue increased 3% year-over-year to $664.5 million; on a constant-currency basis, revenue increased approximately 3.5% year-over-year ● Gross margin increased 140 basis points to 47.8% ● GAAP net income of $123.5 million compared to $132.3 million last year; non-GAAP net income excluding stock-based compensation, restructuring, and legal and transaction related fees of $144.8 million compared to $153.2 million last year ● GAAP diluted earnings per share (EPS) of $0.87 compared to $1.01 last year; non-GAAP diluted EPS excluding stock-based compensation, restructuring, and legal and transaction related fees of $1.02 compared to $1.17 last year ● Adjusted EBITDA of $163.1 million compared to $166.3 million last year ● Adjusted EBITDA margin of 24.6% compared to 25.8% last year ● Cash flows from operating activities of $179.9 million ● Free cash flow of $173.6 million Fiscal 2022 Outlook ● Revenue in the range of $1.95 billion to $2.0 billion, representing growth in the range of 14% to 16% from fiscal 2021 ● Gross margin in the range of 46% to 47%. Our fiscal 2022 gross margin outlook includes minimal net tariff impact ● Adjusted EBITDA in the range of $290 million to $325 million, representing growth in the range of 4% to 17% ● Adjusted EBITDA margin in the range of 14.9% to 16.2% Fiscal 2024 Targets ● Revenue of approximately $2.5 billion in fiscal 2024, representing a 13% CAGR based on the midpoint of the company’s fiscal 2022 guidance. This revenue target is ahead of the company’s prior fiscal 2024 target of $2.25 billion communicated at its March 2021 investor event

● Gross margin in the range of 45% to 47%, consistent with the range communicated at its March 2021 investor event ● Adjusted EBITDA margin in the range of 15% to 18%, consistent with the range communicated at its March 2021 investor event Sonos CEO Patrick Spence commented, “We are pleased to report that Sonos had another excellent quarter, with record-setting revenue of $664.5 million and a strong adjusted EBITDA margin of 24.6% even as we continued to invest in our business. Importantly, we believe that we would have sold much more but for chip shortages that constrained our supply, as demand was, and continues to be, strong. Our operations team has developed considerable resiliency and we are well-positioned to deliver on our fiscal 2022 outlook, so we have increased the midpoint of our guidance to reflect this. ” “Longer term, the opportunity for Sonos is tremendous. Our flywheel of new household generation and existing customer repurchase remains a powerful driver of growth. We have a terrific product roadmap ahead to delight existing customers and attract new ones. At a mere 2% market share of the $89 billion1 global audio market, with a brand that is gaining momentum every day, we believe we are well positioned to seize the future and deliver significant shareholder value over the long-term," concluded Mr. Spence. 1 Source: Futuresource, March 2021. Supplemental Earnings Presentation The company has posted a supplemental earnings presentation accompanying its first quarter fiscal 2022 results to the Earnings Reports section of its investor relations website at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports. Conference Call, Webcast and Transcript The company will host a webcast of its conference call and Q&A related to its first quarter fiscal 2022 results on February 9, 2022, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Participants may access the live webcast in listen-only mode on the Sonos investor relations website at https://investors.sonos.com/news-and-events/default.aspx. The conference call may also be accessed by dialing (888) 330-2454 with conference ID 1804222. Participants outside the U.S. can access the call by dialing (240) 789-2714 using the same conference ID. An archived webcast of the conference call and a transcript of the company’s prepared remarks and Q&A session will also be available at https://investors.sonos.com/reports-and-filings/default.aspx#section=earningsreports following the call.

Condensed Consolidated Statements of Operations and Comprehensive Income (unaudited, in thousands, except share and per share amounts) Three Months Ended January 1, 2022 January 2, 2021 Revenue $ 664,481 $ 645,584 Cost of revenue 347,096 346,159 Gross profit 317,385 299,425 Operating expenses Research and development 61,330 52,346 Sales and marketing 83,736 74,453 General and administrative 39,725 35,242 Total operating expenses 184,791 162,041 Operating income 132,594 137,384 Other income (expense), net Interest income 33 36 Interest expense (98) (265) Other income (expense), net (1,402) 4,257 Total other income (expense), net (1,467) 4,028 Income before provision for income taxes 131,127 141,412 Provision for income taxes 7,646 9,120 Net income $ 123,481 $ 132,292 Net income attributable to common stockholders: Basic $ 123,481 $ 132,292 Diluted $ 123,481 $ 132,292 Net income per share attributable to common stockholders: Basic $ 0.97 $ 1.14 Diluted $ 0.87 $ 1.01 Weighted-average shares used in computing net income per share attributable to common stockholders: Basic 127,662,826 115,610,523 Diluted 142,322,448 130,644,147 Total comprehensive income Net income $ 123,481 $ 132,292 Change in foreign currency translation adjustment (360) 847 Comprehensive income $ 123,121 $ 133,139

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except par values) As of January 1, 2022 October 2, 2021 Assets Current assets: Cash and cash equivalents $ 754,417 $ 640,101 Accounts receivable, net of allowances 178,257 100,779 Inventories 205,162 185,130 Prepaids and other current assets 22,532 31,504 Total current assets 1,160,368 957,514 Property and equipment, net 68,996 71,341 Operating lease right-of-use assets 33,776 33,841 Goodwill 37,726 15,545 Intangible assets, net 29,862 24,450 Deferred tax assets 9,892 10,028 Other noncurrent assets 32,123 26,085 Total assets $ 1,372,743 $ 1,138,804 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 341,343 $ 214,996 Accrued expenses 164,501 108,029 Accrued compensation 28,430 77,695 Deferred revenue, current 17,817 35,866 Other current liabilities 47,171 39,544 Total current liabilities 599,262 476,130 Operating lease liabilities, noncurrent 32,814 33,960 Deferred revenue, noncurrent 57,761 53,632 Deferred tax liabilities 2,394 2,394 Other noncurrent liabilities 905 3,646 Total liabilities 693,136 569,762 Stockholders’ equity: Common stock, $0.001 par value 130 129 Treasury stock (54,875) (50,276) Additional paid-in capital 682,504 690,462 Retained earnings (accumulated deficit) 53,584 (69,897) Accumulated other comprehensive loss (1,736) (1,376) Total stockholders’ equity 679,607 569,042 Total liabilities and stockholders’ equity $ 1,372,743 $ 1,138,804

Condensed Consolidated Statements of Cash Flows (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Cash flows from operating activities Net income $ 123,481 $ 132,292 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 9,217 7,982 Stock-based compensation expense 17,459 14,844 Other 1,139 (1,050) Deferred income taxes 14 12 Foreign currency transaction (gain) loss 494 (1,633) Changes in operating assets and liabilities: Accounts receivable, net (79,000) (56,650) Inventories (21,800) 93,495 Other assets 4,086 (7,330) Accounts payable and accrued expenses 185,127 33,271 Accrued compensation (49,094) (15,481) Deferred revenue (13,510) 5,633 Other liabilities 2,321 9,128 Net cash provided by operating activities 179,934 214,513 Cash flows from investing activities Purchases of property and equipment, intangible and other assets (6,355) (11,333) Cash paid for acquisitions, net of acquired cash (27,101) — Net cash used in investing activities (33,456) (11,333) Cash flows from financing activities Payments for debt issuance costs (929) — Payments for repurchase of common stock (31,365) — Proceeds from exercise of common stock options 13,232 69,505 Payments for repurchase of common stock related to shares withheld for tax in connection with vesting of restricted stock units (11,882) (5,118) Net cash provided by (used in) financing activities (30,944) 64,387 Effect of exchange rate changes on cash, cash equivalents and restricted cash (1,218) 3,174 Net increase in cash, cash equivalents and restricted cash 114,316 270,741 Cash, cash equivalents and restricted cash Beginning of period 640,101 407,291 End of period $ 754,417 $ 678,032 Supplemental disclosure Cash paid for interest $ 23 $ 166

Cash paid for taxes, net of refunds $ 413 $ 2,672 Cash paid for amounts included in the measurement of lease liabilities $ 3,410 $ 8,102 Supplemental disclosure of non-cash investing and financing activities Purchases of property and equipment in accounts payable and accrued expenses $ 5,499 $ 7,814 Right-of-use assets obtained in exchange for new operating lease liabilities $ 2,246 $ 1,509

Reconciliation of Net Income to Adjusted EBITDA (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Net income $ 123,481 $ 132,292 Add (deduct): Depreciation and amortization 9,217 7,982 Stock-based compensation expense 17,459 14,844 Interest income (33) (36) Interest expense 98 265 Other (income) expense, net 1,402 (4,257) Provision for income taxes 7,646 9,120 Restructuring and related expenses (1) — (2,611) Legal and transaction related costs (2) 3,873 8,666 Adjusted EBITDA $ 163,143 $ 166,265 Revenue $ 664,481 $ 645,584 Adjusted EBITDA margin 24.6% 25.8% (1) Restructuring and related expenses for the three months ended January 2, 2021, include a gain of $2.8 million, related to our negotiation for the early termination of a facility lease that was part of the 2020 restructuring plan (as defined below). The gain represents the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. For a description of the 2020 restructuring plan, see “Restructuring and Related Costs” below. (2) Legal and transaction related costs consist of expenses related to our intellectual property ("IP") litigation against Alphabet Inc. and Google LLC as well as legal and transaction costs associated with our acquisition activity, which we do not consider representative of our underlying operating performance.

Reconciliation of Cash Flows Provided by Operating Activities to Free Cash Flow (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Cash flows provided by operating activities $ 179,934 $ 214,513 Less: Purchases of property and equipment, intangible and other assets (6,355) (11,333) Free cash flow $ 173,579 $ 203,180 Revenue by Product Category (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Sonos speakers $ 501,886 $ 527,516 Sonos system products 134,745 97,759 Partner products and other revenue 27,850 20,309 Total revenue $ 664,481 $ 645,584 Revenue by Geographical Region (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Americas $ 373,813 $ 367,239 Europe, Middle East and Africa ("EMEA") 245,482 240,007 Asia Pacific ("APAC") 45,186 38,338 Total revenue $ 664,481 $ 645,584

Stock-based Compensation (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Cost of revenue $ 328 $ 214 Research and development 6,738 6,258 Sales and marketing 3,647 3,408 General and administrative 6,746 4,964 Total stock-based compensation expense $ 17,459 $ 14,844 Restructuring and Related Costs (1) (unaudited, dollars in thousands) Three Months Ended January 1, 2022 January 2, 2021 Research and development $ — $ 25 Sales and marketing — (2,636) General and administrative — — Total restructuring and related costs $ — $ (2,611) (1) On June 23, 2020, we initiated a restructuring plan as part of our efforts to reduce operating expenses and preserve liquidity due to the uncertainty and challenges stemming from the COVID-19 pandemic (the “2020 restructuring plan”). As part of the 2020 restructuring plan, we eliminated approximately 12% of our global headcount and closed our New York retail store and six satellite offices. We believe these initiatives better aligned our resources to provide further operating flexibility and more efficiently position our business for our long-term strategy. Activities under the 2020 restructuring plan were substantially completed in the first quarter of fiscal 2021. In the first quarter of fiscal 2021, we negotiated the early termination of a facility lease that was part of the 2020 restructuring and recorded a gain of $2.8 million, representing the difference between the related operating lease liability and previously accrued restructuring expenses versus the early termination payment. The gain was recognized as a credit in sales and marketing expenses on the condensed consolidated statements of operations and comprehensive income. Use of Non-GAAP Measures We have provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”), including adjusted EBITDA, adjusted EBITDA margin, free cash flow, net income (loss) excluding stock-based compensation, restructuring, and legal and transaction related fees, and diluted earnings per share (EPS) excluding stock-based compensation, restructuring, and legal and transaction related fees. These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the financial statement tables above. We define adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation, stock-based compensation expense, interest income, interest expense, other income (expense), income taxes and other items that we do not consider representative of our underlying operating performance. We define adjusted EBITDA margin as adjusted EBITDA divided by revenue. We define free cash flow as net cash from operations less purchases of property and equipment and intangible assets. We calculate non-GAAP net income (loss) excluding stock-based compensation, restructuring, and legal and transaction related fees as net income (loss) less stock-based compensation, restructuring fees and legal and transaction related fees. We calculate non-GAAP diluted EPS excluding stock-based compensation, restructuring, and legal and transaction related fees as net income less stock-based compensation, restructuring costs and legal and transaction related fees divided by our number of shares at fiscal year end. We calculate constant currency growth percentages by translating our prior period financial results using the current period average currency exchange rates and comparing these amounts to our current period reported results. We do not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because we cannot do so without unreasonable effort due to unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, we do so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for items such as stock-based compensation, which is inherently difficult to predict with reasonable accuracy. Stock-based compensation expense is difficult to estimate because it depends on our future hiring and retention needs, as well as the future fair market value of our common stock, all of which are difficult to predict and subject to constant change. In addition, for purposes of setting annual guidance, it would be difficult to quantify stock-based compensation expense for the year with reasonable accuracy in the current quarter. As a result, we do not believe that a GAAP reconciliation would provide meaningful supplemental information about our outlook. Forward Looking Statements This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding our outlook for the fiscal year ending October 1, 2022, our fiscal 2024 targets, our long-term focus, financial, growth and business strategies and opportunities, growth metrics and targets, our business model, new products, services and partnerships, profitability and gross margins, our direct-to-consumer efforts, our market share, and other factors affecting variability in our financial results. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors, including, but not limited to the duration and impact of the COVID-19 pandemic and related mitigation efforts on our industry and our supply chain; supply chain challenges, including shipping and logistics challenges and significant limits on component supplies; changes in general economic or market conditions that could affect consumer income and overall consumer spending; our ability to successfully introduce new products and services and maintain or expand the success of our existing products; the success of our efforts to expand our direct-to-consumer channel; the success of our financial, growth and business strategies; our ability to meet product demand and manage any product availability delays; and the other risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended October 2, 2021 and our other filings filed with the Securities and Exchange Commission (the “SEC”), copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this press release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events. Sonos and Sonos product names are trademarks or registered trademarks of Sonos, Inc. All other product names and services may be trademarks or service marks of their respective owners. About Sonos Sonos (Nasdaq: SONO) is one of the world’s leading sound experience brands. As the inventor of multi-room wireless home audio, Sonos’ innovation helps the world listen better by giving people access to the content they love and allowing them to control it however they choose. Known for delivering an unparalleled sound experience, thoughtful home design aesthetic, simplicity of use and an open platform, Sonos makes the breadth of audio content available to anyone. Sonos is headquartered in Santa Barbara, California. Learn more at www.sonos.com. Investor Contact Cammeron McLaughlin IR@ sonos.com Press Contact Tom Lodge PR@sonos.com Source: Sonos